Exhibit 4.1

ZQ|00000001|INDB|P01|CUS|C0000031941|*COYI|00262502|0583

FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES C

Par Value $0.01 Per Share
($1,000 Liquidation Preference Per Share)

INDEPENDENT BANK CORP.

Parent of Rockland Trust

FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES C

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ

Certificate Number
ZQ00000001

Shares
78158***************
78158*************
****78158***************
*****78158**************
******78158*************

INDEPENDENT BANK CORP.

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

THIS CERTIFIES THAT

UNITED STATES DEPARTMENT OF THE TREASURY

TRANSFER OF THIS CERTIFICATE IS RESTRICTED SEE LEGEND ON REVERSE SIDE

is the owner of

SEVENTY EIGHT THOUSAND ONE HUNDRED FIFTY EIGHT

FULLY PAID AND NON-ASSESSABLE SHARES OF FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES C, PAR VALUE $0.01 PER SHARE AND A LIQUIDATION PREFERENCE OF $1,000 PER SHARE, OF

Independent Bank Corp. (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal and the facsimile signatures of the duly authorized officers of the Corporation.

Christopher Oddleifson
President and Chief Executive Officer

INDEPENDENT BANK CORP. CORPORATE SEAL 1985 MASSACHUSETTS

DATED 09-JAN-2009

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

Denis K. Sheahan
Chief Financial Officer

By ______________________
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

Printed by DATA BUSINESS FORMS

337867

INDEPENDENT BANK CORP.

The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative participating, optional or special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be addressed in writing to the Corporation or the Transfer Agent.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-	.... Custodian .... (Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act .... (State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	.... Custodian (until age. . .). .... (Cust) (Minor) under Uniform Transfers to Minors Act. .... (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________ 20 __________

Signature: ______________________

Signature: ______________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17A6-15.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.